DREYFUS INVESTMENT PORTFOLIOS -- EMERGING MARKETS PORTFOLIO

                            SUPPLEMENT TO PROSPECTUS

                             DATED DECEMBER 31, 2000

       THIS INFORMATION SUPERSEDES ANY CONTRARY INFORMATION IN THE FUND'S
                                   PROSPECTUS.

   Effective January 1, 2001, D. Kirk Henry became the portfolio's primary portfolio manager. Mr. Henry has been employed by The Dreyfus Corporation since May 1996. He also is senior vice president and international equity portfolio manager of The Boston Company Asset Management, an affiliate of Dreyfus, a position he has held since May 1994.

   Mr. Henry employs a value-oriented, research-driven approach. In pursuing this approach, he identifies potential investments through extensive quantitative and fundamental research. With Mr. Henry as portfolio manager, the portfolio will focus on individual stock selection rather than economic and industry trends, emphasizing three key factors:

       . VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures

       . BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity

       . BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near term or midterm

   Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company' s home market and/or to its industry. Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

   The portfolio typically will sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager's expectations.

   Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

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